UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant To Section 13 Or 15(d)
                     Of The Securities Exchange Act Of 1934

                        Date Of Report: January 29, 2003
                        (Date Of Earliest Event Reported)

                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

           DELAWARE                                        77-0381362
(State Or Other Jurisdiction Of                 (I.R.S. Employer Identification
Incorporation Or Organization)                               Number)

                         Commission File Number: 0-24802

              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)

                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)

                                (831) 722 - 6794
              (Registrant's Facsimile Number, Including Area Code)

                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)

                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

Item 5. Other Events

      On January 29, 2003, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced:

o financial and operating results for the three month period and year ended December 31, 2002

o     the date for the 2003 annual meeting of stockholders

o     the record date for voting at the 2003 annual meeting of stockholders

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

      The following Exhibits are filed as part of this Report:

            99.1 Press Release dated January 29, 2003.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)

Date: January 29, 2003            By: /s/ C. Edward Holden
                                      --------------------
                                      C. Edward Holden
                                      Chief Executive Officer
                                      President
                                      Vice Chairman Of The Board Of Directors

Date: January 29, 2003            By: /s/ Mark R. Andino
                                      ------------------
                                      Mark R. Andino
                                      Chief Financial Officer
                                      Treasurer
                                      (Principal Financial & Accounting Officer)


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

                                  EXHIBIT INDEX

Exhibit Number                 Exhibit
--------------                 -------

Exhibit 99.1                   Press Release Dated January 29, 2003


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